                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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                         First Federal Bancshares, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[First Federal Bancshares, Inc. Logo]

April 22, 2003

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of First Federal Bancshares, Inc. We will hold the meeting at the Quincy Holiday Inn located at 201 S. Third Street, Quincy, Illinois on May 27, 2003 at 2:00 p.m., local time.

        The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Crowe Chizek and Company LLC, the Company’s independent auditors, will be present to respond to appropriate questions of stockholders.

        It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.

Sincerely,

/s/ James J. Stebor
James J. Stebor
President and Chief Executive Officer

FIRST FEDERAL BANCSHARES, INC.
109 East Depot Street
Colchester, Illinois 62326
(309) 776-3225

Notice of Annual Meeting of Stockholders

        On Tuesday, May 27, 2003, First Federal Bancshares, Inc. will hold its annual meeting of stockholders at the Quincy Holiday Inn located at 201 S. Third Street, Quincy, Illinois. The meeting will begin at 2:00 p.m., local time. At the meeting, stockholders will consider and act on the following:

1.	The election of three directors to serve for a term of three years;

2.	The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors for the Company for the fiscal year ending December 31, 2003; and

3.	Such other business that may properly come before the meeting.

        NOTE: The Board of Directors is not aware of any other business to come before the meeting.

        The Board of Directors set April 7, 2003 as the record date for the meeting. This means that owners of First Federal Bancshares common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

        Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ronald A. Feld
Ronald A. Feld
Corporate Secretary

Colchester, Illinois
April 22, 2003

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

FIRST FEDERAL BANCSHARES, INC.

PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Federal Bancshares, Inc. (“First Federal Bancshares” or the “Company”) to be used at the annual meeting of stockholders of the Company. First Federal Bancshares is the holding company for First Federal Bank (“First Federal” or the “Bank”). The annual meeting will be held at the Quincy Holiday Inn located at 201 S. Third Street, Quincy, Illinois on May 27, 2003 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about April 22, 2003.

Voting and Proxy Procedure

Who Can Vote at the Meeting

        You are entitled to vote your First Federal Bancshares common stock only if the records of the Company show that you held your shares as of the close of business on April 7, 2003. As of the close of business on April 7, 2003, a total of 2,066,477 shares of First Federal Bancshares common stock were outstanding. Each share of common stock has one vote. The Company’s Certificate of Incorporation provides that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

        If you are a beneficial owner of First Federal Bancshares common stock held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Federal Bancshares common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

        The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

        In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Crowe Chizek and Company LLC as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of Crowe Chizek and Company LLC as independent auditors will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

        The Board of Directors of First Federal Bancshares is sending you this proxy statement for the purpose of requesting that you allow your shares of First Federal Bancshares common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of First Federal Bancshares common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for director and FOR ratification of Crowe Chizek and Company LLC as independent auditors.

        If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your First Federal Bancshares common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

        You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

        If your First Federal Bancshares common stock is held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in the First Federal Bank ESOP or 401(k) Plan

        If you participate in the First Federal Bank Employee Stock Ownership Plan (the “ESOP”) or if you held shares through the First Federal Bank Employee’s Savings & Profit Sharing Plan and Trust (the “401(k) Plan”), you will receive with this proxy statement a voting instruction form for each plan that reflects all shares you may vote under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the First Federal Bancshares, Inc. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan’s trustee is May 20, 2003.

Stock Ownership

        The following table provides information as of April 7, 2003 about the persons known to First Federal Bancshares to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding
Wellington Management Company, LLP	200,600	(1)	9.7%
75 State Street
Boston, Massachusetts 02109

First Federal Bank	179,329	(2)	8.7%
Employee Stock Ownership Plan
109 East Depot Street
Colchester, Illinois 62326

Endicott Management Company	177,700	(3)	8.6%
237 Park Avenue
Suite 801
New York, New York 10017

First Financial Fund, Inc.	170,000	(4)	8.2%
Gateway Center Three
100 Mulberry Street
Newark, New Jersey

Investors of America Limited Partnership	150,200	(5)	7.3%
135 N. Meramac
Clayton, Missouri

_________________

(1)

Based on a Schedule 13G/A filed February 12, 2003. According to this filing, Wellington Management Company, LLP has no voting power over these shares and shares dispositive power over these shares with its advisory clients.

(2)

As of April 7, 2003, 40,365 shares had been allocated to participants in the ESOP. The trustee of the ESOP is First Bankers Trust Company, N.A. See “Voting and Proxy Procedure—Participants in the First Federal Bank ESOP” for discussion of the ESOP’s voting procedures.

(3)

Based on information in a Schedule 13G filed jointly on February 14, 2003. Endicott Partners, L.P., Endicott Partners II, L.P., Endicott Offshore Investors, Ltd., W.R. Endicott, L.L.C., W.R. Endicott II, L.L.C., Endicott

Management Company, Wayne K. Goldstein and Robert I. Usdan are deemed to be beneficial owners of 48,300, 60,450, 51,400, 48,300, 60,450, 68,950, 177,700 and 177,700, respectively.

(4)

Based on a Schedule 13G/A filed February 14, 2003. According to this filing, First Financial Fund, Inc. has sole voting power and shared dispositive power with respect to these shares. These shares are also shown as beneficially owned by Wellington Management Company, LLP, which shares dispositive power over these shares.

(5)	Based on a Schedule 13G filed on February 13, 2003.

        The following table provides information as of April 7, 2003 about the shares of First Federal Bancshares common stock that may be considered to be beneficially owned by each director, each nominee for director and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

Name	Number of Shares Owned		Options Exercisable Within 60 Days	Percent of Common Stock Outstanding(1)
B. Bradford Billings	1,300	(2)	-	*
Franklin M. Hartzell	21,985	(3)	2,243	1.2%
Murrel Hollis	19,335	(4)	2,243	1.0%
Eldon R. Mette	5,793		9,684	*
Gerald L. Prunty	20,485	(5)	1,243	1.1%
Dr. Stephan L. Roth	22,088	(6)	140	1.1%
James J. Stebor	27,809	(7)	8,970	1.8%
Richard D. Stephens	19,485	(8)	2,243	1.1%
All directors and executive officers	201,658		45,258	11.7%
as a group (13 persons)

_________________

*Does not exceed 1.0% of the Company’s voting securities.

(1)

Based on 2,066,477 shares of Company common stock outstanding and entitled to vote as of April 7, 2003, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.

(2)	Includes 600 shares held by Mr. Billings’ spouse.

(3)

Includes 2,500 shares held by Mr. Hartzell’s spouse. Also includes 3,588 unvested shares awarded under the Company’s 2001 Stock-Based Incentive Plan for which Mr. Hartzell has voting power but not investment power.

(4)

Includes 3,750 shares held by Mr. Hollis’s spouse. Also includes 3,588 unvested shares awarded under the Company’s 2001 Stock-Based Incentive Plan for which Mr. Hollis has voting power but not investment power.

(5)

Includes 4,050 shares held in trust by Mr. Prunty’s spouse. Also includes 3,588 unvested shares awarded under the Company’s 2001 Stock-Based Incentive Plan for which Mr. Prunty has voting power but not investment power.

(6)

Includes 6,000 shares held in trust by Dr. Roth’s spouse. Also includes 3,588 unvested shares awarded under the Company’s 2001 Stock-Based Incentive Plan for which Dr. Roth has voting power but not investment power.

(7)

Includes 75 shares held by Mr. Stebor as custodian for his daughter and 2,623 shares allocated to Mr. Stebor’s account under the ESOP as to which he has voting but not dispositive power. Also includes 14,352 unvested shares awarded under the Company’s 2001 Stock-Based Incentive Plan for which Mr. Stebor has voting power but not investment power.

(8)	Includes 3,588 unvested shares awarded under the Company’s 2001 Stock-Based Incentive Plan for which Mr. Stephens has voting power but not investment power.

Proposal 1 — Election of Directors

        The Company’s Board of Directors consists of eight members, six of whom are independent under the listing standards of the Nasdaq Stock Market. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are B. Bradford Billings, Gerald L. Prunty and James J. Stebor, each of whom is currently a director of First Federal Bancshares and First Federal Bank.

        The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of all nominees.

        Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of December 31, 2002. The indicated period of service as a director includes the period of service as a director of First Federal.

Board Nominees for Election of Directors

         B. Bradford Billings has served as the President and Chief Executive Officer of Blessing Corporate Services, a healthcare systems corporation in Quincy, Illinois since January 2001. Prior to January 2001, Mr. Billings served as the Senior Vice President and Chief Operating Officer of Blessing Hospital in Quincy, Illinois since 1981. Age 54. Director since 2002.

        Gerald L. Prunty served as President and Chief Executive Officer of First Federal Bank from 1969 until his retirement in 1994. Mr. Prunty serves as Chairman of the Board of Directors of First Federal. Age 74. Director since 1967.

        James J. Stebor has served as President and Chief Executive Officer of the Company since April 2000 and as President of First Federal since 1994. Mr. Stebor has been employed by First Federal since 1977. Age 53. Director since 1990.

Directors Continuing in Office

        The following directors have terms ending in 2004:

         Dr. Stephan L. Roth is a retired family physician. Age 77. Director since 1976.

        Richard D. Stephens is a retired attorney serving as Of Counsel to the law firm of Flack, McRaven & Stephens in Macomb, Illinois. Age 75. Director since 1966.

        The following directors have terms ending in 2005:

        Franklin M. Hartzell is a partner in the law firm of Hartzell, Glidden, Tucker & Hartzell in Carthage, Illinois. Mr. Hartzell also serves as Director and Secretary of Pioneer Lumber Company, located in Dallas City, Illinois. Mr. Hartzell serves as Chairman of the Board of Directors of First Federal Bancshares. Age 79. Director since 1965.

        Murrel Hollis is a partner and the president of Martin-Hollis Funeral Home in Bushnell, Illinois. Mr. Hollis is also the owner and operator of the Hollis Farm. Age 61. Director since 1992.

        Eldon R. Mette is the former President and Chief Executive Officer of PFSB Bancorp, Inc. and its savings bank subsidiary, Palmyra Savings, which were acquired by the Company in November 2002. Age 65. Director since 2002.

Meetings and Committees of the Board of Directors

        The Company and First Federal conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended December 31, 2002, the Board of Directors of the Company held 12 regular meetings and three special meetings and the Board of Directors of First Federal held 12 regular meetings and three special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

        The Audit Committee, consisting of Gerald L. Prunty, B. Bradford Billings and Murrel Hollis meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. This committee met four times during the year ended December 31, 2002.

        The Compensation Committee, consisting of Gerald L. Prunty, Dr. Stephan L. Roth, Richard D. Stephens, B. Bradford Billings, Murrell Hollis and Franklin M. Hartzell is responsible for all matters regarding the Company’s and the Bank’s employee compensation and benefit programs. This committee met twice during the year ended December 31, 2002.

        The Executive Committee, consisting of James J. Stebor, Franklin M. Hartzell, Gerald L. Prunty and B. Bradford Billings, evaluates issues of major importance to the Company between regularly scheduled Board meetings and reviews and approves loan applications that do not require the approval of the full Board of Directors. Designated members of management sit on this committee for the purpose of reviewing and approving loan applications. In addition Eldon M. Snowden, a former director of the Company and First Federal and currently a director emeritus, sits on this committee. This committee met 82 times during the year ended December 31, 2002.

        The Nominating Committee, consisting of Franklin M. Hartzell, Murrel Hollis, Richard D. Stephens and Eldon R. Mette, selects annually the nominees for election as directors. This committee met once to select management’s nominees for election as directors at this annual meeting. The

Company's Bylaws provide for shareholder nominations of directors. See "Stockholder Proposals and Nominations."

Directors’ Compensation

        Directors’ Fees. First Federal pays a fee of $700 to each of its directors for attendance at each regular board meeting. First Federal Bancshares pays a fee of $100 to each member of its Board of Directors for each meeting attended plus the Chairman of the Board receives an additional annual fee of $5,000. In addition, First Federal Bancshares pays a fee of $50 to each member of the Audit Committee for each committee meeting attended and a fee of $25 to each member of the Executive Committee for each committee meeting attended.

        Incentive Plan. Under the First Federal Bancshares, Inc. 2001 Stock-Based Incentive Plan which was adopted by the Company’s stockholders on April 17, 2001, B. Bradford Billings received non-statutory stock options to purchase 3,000 shares of common stock at an exercise price of $20.01, the fair market value of the common stock on January 22, 2003, the date the options were granted. The options vest equally over a five-year period.

        Agreement with Eldon R. Mette. In connection with the Company’s acquisition of PFSB Bancorp, Inc. and Palmyra Savings, the Company entered into a consulting and non-competition agreement with Mr. Mette. Under this agreement, Mr. Mette advises the Company with respect to deposit and lending activities in PFSB Bancorp’s market area, as well as maintains and develops customer relationships. The agreement has a one-year term and provides for monthly payments to Mr. Mette of $5,835 for his services as a consultant and in consideration of being subject to the non-competition requirements.

Executive Compensation

Summary Compensation Table

        The following information is furnished for Mr. Stebor. No other executive officer of First Federal Bancshares or First Federal received a salary and bonus of $100,000 or more during the year ended December 31, 2002.

	Annual Compensation(1)				Long-Term Compensation Awards
Name and Position	Year		Salary(2)	Bonus	Restricted Stock Awards(3)	Securities Underlying Options	All Other Compensation
James J. Stebor	2002		$149,700	$1,500	$—	—	$44,071	(4)
President and Chief Executive Officer	2001		142,350	1,500	270,894	44,850	34,908
	2000	(5)	101,952	11,000	—	—	6,857

(1)	Does not include the aggregate amount of perquisites and other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.

(2)	Includes board of directors and board committee fees.

(3)

The dollar amounts set forth in the table represent the market value of 17,940 shares on the date of grant. The restricted stock award vests in five equal annual installments commencing on October 10, 2002. As of December 31, 2002, the market value of the unvested shares of restricted stock held by Mr. Stebor was $291,346. Dividends, if any, are paid on the restricted stock.

(4)	For 2002, consists of the value of stock allocation under the employee stock ownership plan.

(5)	For the ten months ended December 31, 2000.

Fiscal Year-End Option Values

        The following table provides information regarding unexercised stock options for Mr. Stebor as of December 31, 2002. Mr. Stebor did not exercise any stock options during the year ended December 31, 2002.

	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
James J. Stebor	8,970	35,880	$46,644	$186,576

_________________

(1)

Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2002 ($20.30 per share) less the option exercise price ($15.10 per share). Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Employment Agreements

        Employment Agreements. First Federal and First Federal Bancshares have each entered into employment agreements with Mr. Stebor. The employment agreements provide for a three-year term. The term of the First Federal Bancshares employment agreement extends on a daily basis until written notice of non-renewal is given by the Board of Directors or Mr. Stebor. The term of the First Federal employment agreement is renewable on an annual basis. The employment agreements provide for a base salary of $110,000, subject to increase. In addition to the base salary, the employment agreements provide for, among other things, participation in stock and employee benefits plans and fringe benefits applicable to executive personnel. The employment agreements provide for termination by First Federal or First Federal Bancshares for cause, as defined in the employment agreements, at any time. If First Federal or First Federal Bancshares chooses to terminate Mr. Stebor’s employment for reasons other than for cause, or if Mr. Stebor resigns from First Federal or First Federal Bancshares after specified circumstances that would constitute constructive termination, Mr. Stebor or, if Mr. Stebor dies, his beneficiary, would be entitled to receive an amount equal to the benefit plan base salary payments that would have been paid to Mr. Stebor for the remaining term of the employment agreement and the contributions that would have been made on Mr. Stebor’s behalf to any employee benefit plans of First Federal and First Federal Bancshares during the remaining term of the employment agreement. First Federal and First Federal Bancshares would also continue to pay for Mr. Stebor’s health and welfare benefit plan coverage for the remaining term of the employment agreement. Upon termination of Mr. Stebor’s employment for reasons other than cause or a change in control, Mr. Stebor must adhere to a one-year non-competition agreement.

        Under the employment agreements, if, following a change in control of First Federal or First Federal Bancshares, Mr. Stebor’s employment is involuntarily terminated or if Mr. Stebor voluntarily terminates his employment in connection with circumstances specified in the agreement, then Mr. Stebor or, if Mr. Stebor dies, his beneficiary, would be entitled to a severance payment equal to the greater of the payments and benefits that would have been paid for the remaining term of the agreement or three times the average of Mr. Stebor’s five preceding taxable years’ annual compensation. First Federal and First Federal Bancshares would also continue Mr. Stebor’s health and welfare benefits coverage for thirty-six months. Even though both employment agreements provide for a severance payment if a change in control occurs, Mr. Stebor would not receive duplicate payments or benefits under the agreements. Under applicable law, an excise tax would be triggered by change in control-related payments that equal or exceed three times Mr. Stebor’s average annual taxable compensation over the five years preceding the change in control. The excise tax would equal 20% of the amount of the payment in excess of one times Mr. Stebor’s average taxable compensation over the preceding five-year period. In the event that payments related to a change in control of First Federal Bancshares are subject to this excise tax, First Federal Bancshares will provide Mr. Stebor with an additional amount sufficient to enable Mr. Stebor to retain the full value of his change in control benefits as if the excise tax had not applied.

        First Federal Bancshares guarantees the payments to Mr. Stebor under First Federal’s employment agreement if they are not paid by First Federal. First Federal Bancshares also will make all payments due under the First Federal Bancshares’ employment agreement. First Federal or First Federal Bancshares will pay or reimburse all reasonable costs and legal fees incurred by Mr. Stebor under any dispute or question of interpretation relating to the employment agreements, if Mr. Stebor is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that First Federal and First Federal Bancshares will indemnify Mr. Stebor to the fullest extent legally allowable for all expenses and liabilities he may incur in connection with any suit or proceeding in which he may be involved by reason of his having been a director or officer of First Federal Bancshares or First Federal.

        Supplemental Executive Retirement Plan. First Federal maintains a supplemental executive retirement plan to provide for supplemental retirement benefits with respect to the employee stock ownership plan. The plan provides benefits to eligible individuals (those designated by the Board of Directors of First Federal or its affiliates) that cannot be provided under the employee stock ownership plan as a result of the limitations imposed by the Internal Revenue Code, but that would have been provided under the employee stock ownership plan but for such limitations. In addition to providing for benefits lost under tax-qualified plans as a result of limitations imposed by the Internal Revenue Code, the plan also provides supplemental benefits to designated individuals upon a change of control before the complete scheduled repayment of the employee stock ownership plan loan. Generally, upon such an event, the supplemental executive retirement plan provides the individual with a benefit equal to what the individual would have received under the employee stock ownership plan and the supplemental plan had he or she remained employed throughout the term of the employee stock ownership plan loan less the benefits actually provided under the plans on behalf of the individual. An individual’s benefits under the supplemental executive retirement plan generally become payable upon the change in control of First Federal or First Federal Bancshares. The Board of Directors has designated Mr. Stebor as a participant in the supplemental executive retirement plan.

Retirement Plan

        First Federal is a participant in the Financial Institutions Retirement Fund, a multi-employer, non-contributory defined benefit retirement plan. The following table indicates the annual retirement benefits that would be payable upon retirement at age 65 to a participant electing to receive his or her retirement benefit in the standard form of benefit, assuming various specified levels of compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the pension plan are presently limited to $160,000 per year and annual compensation for calculation purposes is limited to $200,000 per year for the 2002 calendar year.

Highest Five Year Average Compensation	Years of Service
	15	20	25	30	35+
$75,000	$22,500	$30,000	$37,500	$46,000	$52,500
100,000	30,000	40,000	50,000	60,000	70,000
125,000	37,500	50,000	62,500	75,000	87,500
150,000	45,000	60,000	75,000	90,000	105,000
175,000	52,500	70,000	87,500	105,000	122,500
200,000	60,000	80,000	100,000	120,000	140,000
250,000	75,000	100,000	125,000	150,000	175,000
300,000	90,000	120,000	150,000	180,000	210,000
350,000	105,000	140,000	175,000	210,000	245,000

        The retirement plan provides for monthly payments to, or on behalf of, each covered employee. All full-time employees are eligible to participate in the retirement plan after completion of one year of service to First Federal and the attainment of age 21. To obtain one year of service, an employee must complete at least 1,000 hours of service in 12 consecutive months. Benefits are based upon benefit service and salary excluding bonuses, fees, etc. Employees become vested following five years of service. As of December 31, 2002, Mr. Stebor had 25 years of credited service under the retirement plan.

        The normal retirement age is 65 and the early retirement age is before age 65, but after age 45. Normal retirement benefits are equal to 2% multiplied by the years of service to First Federal and by the employee’s average base salary for the five highest consecutive years preceding retirement. If an employee elects early retirement, but defers the receipt of benefits until age 65, the formula for computation of early retirement benefits is the same as if the employee had retired at the normal retirement age. However, if the employee elects early retirement benefits payable under the retirement plan, the benefits are equal to the benefits payable assuming retirement at age 65 reduced by applying an early retirement factor based on age and vesting service when payments begin. Payment may also be deferred to any time up to age 70, in which case the retirement allowance payable at age 65 will be increased by 0.8% for each month of deferment after age 65. The maximum increase allowable is 48%. Under the retirement plan, First Federal makes annual contributions computed on an actuarial basis to fund the benefits.

        Upon retirement, the regular form of benefit under the retirement plan is an annuity payable in equal monthly installments for the life of the employee. Optional annuity or lump sum benefit forms may also be elected by the employee. Benefits under the retirement plan are not integrated with social security.

Compensation Committee Report on Executive Compensation

        The following is a report of the Compensation Committee of the Board of Directors regarding executive compensation. The Compensation Committee’s membership and duties are described on page 6.

Compensation Policies

        The Compensation Committee bases its executive compensation policy on the same principles that guide the Company in establishing all of its compensation programs. The Company designs programs to attract, retain and motivate highly talented individuals at all levels of the organization while balancing the interests of stockholders. The Company emphasizes using a competitive base salary and program of retirement benefits as a means of attracting and retaining employees, rather than performance-based cash compensation. The Company maintains a modest bonus program that provides all employees with a bonus equal to the lesser of 5% of annual salary or $1,500. Following the Company’s initial public offering in 2000, the Company introduced equity-based compensation as a means of promoting the creation of long-term value for stockholders.

Components of Executive Compensation

        Base Salary. Salary levels for all employees, including executive officers, are set so as to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for a given position. The Compensation Committee utilizes the Bank Compensation and Benefits Survey compiled by the Illinois Bankers Association as well as other surveys prepared by trade groups and independent benefits consultants. Base salaries for all employees, including the executive officers, are reviewed annually by the Compensation Committee, which takes into account the competitive level of pay as reflected in the surveys consulted. In setting base salaries, the Compensation Committee also considers a number of factors relating to the particular executive, including individual performance, job responsibilities, level of experience, ability and knowledge of the position. These factors are considered subjectively in the aggregate and none of the factors is accorded a specific weight.

        Long-Term Incentive Compensation. Under the Company’s 2001 Stock-Based Incentive Plan, the Compensation Committee is authorized, in its discretion, to grant stock options and restricted stock awards in such proportions and upon such terms and conditions as the Compensation Committee may determine. All stock options granted have an exercise price equal to the fair market value of the Company’s common stock at the time of grant and are exercisable within a 10-year period. In order to assure the retention of high level executives and to tie the compensation of those executives to the creation of long term value for stockholders, the Compensation Committee requires that stock options granted under the 2001 Stock-Based Incentive Plan vest in equal portions over a five-year period.

        The awards of restricted stock to executive officers and other key employees represent shares of First Federal Bancshares common stock that the recipient cannot sell or otherwise transfer until the applicable restriction period lapses. Restricted stock awards are also intended to increase the ownership of executives in the Company, thereby further integrating the compensation of the executive with the creation of long term value for stockholders. The Compensation Committee has provided that restricted stock awards granted under the 2001 Stock-Based Incentive Plan vest in equal portions over five years.

        In 2001, the Compensation Committee awarded a substantial number of the options and shares of restricted stock available under the 2001 Stock-Based Incentive Plan. No options or shares of restricted stock were awarded in 2002.

Chief Executive Officer Compensation

        The Compensation Committee fixed the 2002 base salary for the Company’s Chief Executive Officer, James J. Stebor, in a manner consistent with the base salary guidelines applied for executive officers of the Company as described above. In general, the Compensation Committee considers the Company’s financial performance, peer group financial performance and compensation survey data when making decisions regarding the Chief Executive Officer’s compensation. In recognition of Mr. Stebor’s leadership and contribution to the success of the Company, the Compensation Committee increased Mr. Stebor’s base salary for 2002. Consistent with all employees, the Compensation Committee did not grant Mr. Stebor any stock options or restricted stock awards during 2002.

The Compensation Committee

Franklin Hartzell, Chairman
Gerald Prunty
Murrel Hollis
B. Bradford Billings
Dr. Stephan Roth
Richard Stephens

Compensation Committee Interlocks and Insider Participation

         Mr. Prunty, who serves on the Compensation Committee, is the former President and Chief Executive Officer of First Federal.

Stock Performance Graph

        The following graph compares the cumulative total shareholder return on the Company’s common stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL All Thrifts Index. Total return assumes the reinvestment of all dividends. The graph assumes $100 was invested at the close of business on September 28, 2000, the initial day of trading of the Company’s common stock.

[GRAPHIC OMITTED]

	Period Ended
	9/28/00	12/31/00	12/31/01	12/31/02
First Federal Bancshares, Inc.	$100.00	$105.82	$132.52	$166.39
NASDAQ - Total US	100.00	65.04	51.60	35.67
SNL All Thrifts	100.00	121.37	129.72	154.75

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in First Federal Bancshares common stock during the year ended December 31, 2002.

Transactions with Management

        Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. First Federal currently makes new loans and extensions of credit to First Federal’s executive officers, directors and employees at different rates than those offered to the general public; however, First Federal does not give preference to any director or officer over any other employee, and such loans do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of First Federal’s capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the board of directors.

Proposal 2 — Ratification of Independent Auditors

        The Audit Committee of the Board of Directors has appointed Crowe Chizek and Company LLC to be the Company’s independent auditors for the 2003 fiscal year, subject to ratification by stockholders. A representative of Crowe Chizek and Company LLC is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

        If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee will consider other independent auditors. The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of independent auditors.

        The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2002 by Crowe Chizek and Company LLC:

Audit Fees	$36,300
Financial information and systems, design and
implementation fees	$—
All other fees*	$54,950

_________________

        *Includes fees for tax-related services, assistance with securities filings other than periodic reports, services related to the acquisition of PFSB Bancorp, Inc. and other services.

        The Audit Committee believes that the provision of non-audit services by Crowe Chizek and Company LLC are compatible with maintaining Crowe Chizek and Company LLC’s independence.

Report of the Audit Committee

        The Audit Committee of the Company’s Board of Directors is composed of three non-employee directors and operates under a written charter adopted by the Board of Directors, a copy of which was included in the 2001 proxy statement. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market.

        The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

        In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

        In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

        The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

        In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent auditors are in fact “independent.”

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company’s independent auditors.

Audit Committee

Gerald L. Prunty, Chairman
Murrel Hollis
B. Bradford Billings

Stockholder Proposals and Nominations

        The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 24, 2003. If next year’s annual meeting is held on a date more than 30 calendar days from May 27, 2004, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

        The Company’s Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 nor more than 120 days prior to the date of the annual meeting; provided that if less than 100 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

Miscellaneous

        The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Federal Bancshares common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

        The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on April 7, 2003. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

        A copy of the Company’s Annual Report for Form 10-K, without exhibits, for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on April 7, 2003 upon written request to Cathy D. Pendell, Treasurer, First Federal Bancshares, Inc., 109 East Depot Street, Colchester, Illinois 62326.

        If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

        Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ronald A. Feld
Ronald A. Feld
Corporate Secretary

Colchester, Illinois
April 22, 2003

FIRST FEDERAL BANCSHARES, INC.ANNUAL
MEETING OF STOCKHOLDERS

May 27, 2003
2:00 p.m., Local Time

_________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Franklin M. Hartzell, Richard D. Stephens and Dr. Stephan L. Roth, and each of them, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of First Federal Bancshares, Inc. that the undersigned is entitled to vote at the annual meeting of stockholders, to be held on May 27, 2003, at 2:00 p.m., local time, at the Quincy Holiday Inn located at 201 S. Third Street, Quincy, Illinois and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting.

This proxy is revocable and will be voted as directed. If no instructions are specified, this proxy will be voted “FOR” both of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority to vote with respect to the election of any person as Director where the nominees are unable to serve or for good cause will not serve and with respect to any other business that may properly come before the Annual Meeting or any adjournment thereof.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THEENCLOSED
POSTAGE-PAID ENVELOPE.

A.   Election of Directors

The Board of Directors recommends a vote FOR all nominees.

1.   Election of Directors. Nominees: (01) B. Bradford Billings, (02) Gerald L.
     Prunty and (03) James J. Stebor.

     FOR                     VOTE WITHHELD                        EXCEPTIONS
     ---                     -------------                        ----------

     [ ]                          [ ]                                [ ]

To withhold your vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name on the line provided below.

Exceptions

--------------------------------------------------------------------------------

B.   Issues

The Board of Directors recommends a vote FOR proposal 2.

2.   The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of First Federal Bancshares, Inc. for the fiscal year ending December 31, 2003.

     FOR                        AGAINST                        ABSTAIN
     ---                        -------                        -------

     [ ]                          [ ]                            [ ]

C.       Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                     -------------------------------------
                                     SIGNATURE OF STOCKHOLDER

                                     -------------------------------------
                                     SIGNATURE OF CO-HOLDER (IF ANY)

Date:________________________________

                          First Federal Bank Letterhead

Dear ESOP Participant:

         On behalf of the Board of Directors, I am forwarding to you the attached yellow vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A., our ESOP Trustee, on the
proposals presented at the Annual Meeting of Stockholders of First Federal
Bancshares, Inc. (the "Company") on May 27, 2003. Also enclosed is a Notice and
Proxy Statement for the Company's Annual Meeting of Stockholders and a First
Federal Bancshares, Inc. Annual Report to Stockholders.

         As a participant in the First Federal Bank Employee Stock Ownership
Plan (the "ESOP") you are entitled to vote all shares of Company common stock allocated to your account as of April 7, 2003. As of April 7, 2003, the ESOP held 179,400 shares of Company common stock, of which 40,365 shares had been allocated to participants' accounts. These allocated shares of Company common stock will be voted as directed by the ESOP participants; so long as timely instructions from the participants are received by the ESOP trustee. If you do not direct the ESOP trustee as to how it should vote the shares allocated to your ESOP account, the ESOP trustee will vote those shares in a manner calculated to most accurately reflect the instructions received from other participants.

         At this time, in order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the attached yellow vote authorization form and return it in the enclosed postage-paid envelope. The ESOP trustee must receive your instructions by May
20, 2003. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or First Federal Bank.

                                      Sincerely,

                                      /s/ James J. Stebor
                                      James J. Stebor
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:____________________
Shares:___________________

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that First Bankers Trust Company, the ESOP trustee, is the holder of record and custodian of all shares of First Federal Bancshares, Inc.
(the "Company") common stock allocated to me under the First Federal Bank
Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting
of Stockholders to be held on May 27, 2003.

         Accordingly, you are to vote my shares as follows:

1.       The election as directors of all nominees listed (unless the "FOR ALL
         EXCEPT" box is marked and the instructions below are complied with).

                B. Bradford Billings, Gerald L. Prunty and James J. Stebor

                                                                  FOR ALL
     FOR                     VOTE WITHHELD                        EXCEPT
     ---                     -------------                        ----------

     [ ]                          [ ]                                [ ]

INSTRUCTION:  To withhold your vote for any individual nominee, mark "FOR ALL
EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2.     The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of First Federal Bancshares, Inc. for the fiscal year ending December 31, 2003.

     FOR                     AGAINST                    ABSTAIN
     ---                     -------                    -------

     [ ]                        [ ]                       [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" BOTH OF THE LISTED PROPOSALS.

The ESOP trustee is hereby authorized to vote any shares attributable to me in its trust capacity as indicated above.

Date_______________________                 Signature___________________________

Please date, sign and return this form in the enclosed postage-paid envelope no later than May 20, 2003.

                         [First Federal Bank letterhead]

Dear First Federal Bank 401(k) Plan Participant:

         On behalf of the Board of Directors of First Federal Bancshares, Inc.
(the "Company"), I am forwarding to you the attached green vote authorization form for the purpose of conveying your voting instructions to the Bank of New
York, the trustee for the First Federal Bancshares, Inc. Stock Fund (the
"Employer Stock Fund") in the First Federal Bank Employees' Savings and Profit
Sharing Plan & Trust (the "401(k) Plan"), on the proposals presented at the
Annual Meeting of Stockholders of the Company on May 27, 2003. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders
and the First Federal Bancshares, Inc. Annual Report to Stockholders.

         As a 401(k) Plan participant investing in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund trustee as to the voting of shares of Company common stock credited to your account as of April 7, 2003, the record date for the 2003 Annual Meeting of Stockholders.

         At this time, in order to direct the voting of your shares of Ccommon stock held in the Employer Stock Fund, you must complete and sign the enclosed green vote authorization form and return it to the Employer Stock Fund trustee in the accompanying postage-paid envelope no later than May 20, 2003. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or First Federal Bank.

                                       Sincerely,

                                       /s/ James J. Stebor
                                       James J. Stebor
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that the Bank of New York (the "Employer Stock Fund
Trustee"), is the holder of record and custodian of all shares of First Federal
Bancshares, Inc. (the "Company") common stock credited to my account under the
First Federal Bank Employees' Savings and Profit Sharing Plan & Trust (the
"401(k) Plan"). Further, I understand that my voting instructions are solicited on behalf of the Company's board of directors for the Annual Meeting of Stockholders to be held on May 27, 2003.

         The Employer Stock Fund Trustee is hereby authorized to vote all shares credited to me under the 401(k) Plan in its capacity as follows:

1.     The election as Directors of all nominees listed (unless the "FOR ALL
       EXCEPT" box is marked and the instructions below are complied with).

       B. Bradford Billings, Gerald L. Prunty and James J. Stebor

                                                                  FOR ALL
     FOR                     VOTE WITHHELD                        EXCEPT
     ---                     -------------                        -------

     [ ]                          [ ]                                [ ]

INSTRUCTION:  To withhold your vote for any individual nominee, mark "FOR ALL
EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2.     The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of First Federal Bancshares, Inc. for the fiscal year ending December 31, 2003.

     FOR                     AGAINST                    ABSTAIN
     ---                     -------                    -------

     [ ]                        [ ]                       [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" BOTH OF THE LISTED PROPOSALS.

------------------------------                ----------------------------------
Date                                          Signature

Please date, sign and return this form in the enclosed envelope no later than
May 20, 2003.